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                                                                Exhibit 10.5(a)

                                   EASCO, INC.





                                Stock Option Plan




                                December 17, 1993

       [amended as of October 10, 1994, December 15, 1995 and November 24,
                                      1996]



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                                   EASCO, INC.
                                STOCK OPTION PLAN

                                    ARTICLE I

                                 PURPOSE OF PLAN

                  The Stock Option Plan (the "Plan") of Easco, Inc. (the "Company") adopted by the Board of Directors and stockholders of the Company effective December 17, 1993 and as amended as of October 10, 1994 and as of December 15, 1995, is intended to advance the best interests of the Company by providing executive and other key employees of the Company or any Subsidiary who have substantial responsibility for the management and growth of the Company or any Subsidiary (including, without limitation, Easco Corporation ("Easco")) with additional incentives by allowing such employees to acquire an ownership interest in the Company.

                                   ARTICLE II

                                   DEFINITIONS

                  For purposes of the Plan the following terms have the indicated meanings:

                  "BOARD" means the Board of Directors of the Company.

                  "CODE" means the Internal Revenue Code of 1986, as amended, and any successor statute.

                  "COMMITTEE" means the Compensation Committee or such other committee of the Board as the Board may designate to administer the Plan or, if for any reason the Board has not designated such a committee, the Board. The Committee, if other than the Board, shall be composed of two or more directors as appointed from time to time by the Board. Notwithstanding the foregoing, the Board of Directors shall either (i) serve as the Committee with respect to any action affecting the grant, exercise, vesting, acceleration, payment or other material provision of any Option granted to or held by any officer of the Company that is subject to Section 16 of the Securities Exchange Act of 1934, as amended, or (ii) approve any action taken by the Committee subject to approval by the Board with respect to any such officer, before that action is effective; PROVIDED HOWEVER, that (A) the Committee may continue in such circumstances to be responsible for administrative matters with respect to the Plan and such Options, (B) the Board may in its discretion delegate any responsibility for the administration of the Plan or any Option to the Committee; and (C) any Common Stock issued upon exercise of any Option hereunder shall be validly issued, fully paid and non-assessable, whether the Option grant with respect thereto was approved by the Committee, the Board or both.






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                  "COMMON STOCK" means the Class A Common Stock, par value $.01 per share, of the Company.

                  "ERISA" shall mean the Employment Retirement Income Security Act of 1974, as amended.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FAIR MARKET VALUE" of a share of the Company's Common Stock as of a given date shall be: (i) the last sales price of the Company's Common Stock on the NASDAQ National Market on the most recent day previous to such date on which a sale occurred as reported by NASDAQ or any successor quotation system; or (ii) if the Common Stock is not listed on the NASDAQ National Market, the closing price of a share of such class of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

                  "INCENTIVE STOCK OPTION" shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

                  "NON-QUALIFIED OPTION" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

                  "OPTIONS" is defined in Article III. An Option granted under this Plan shall, as determined by the Committee, be a Non-Qualified Stock Option unless designated by the Committee as an Incentive Stock Option.

                  "OPTIONEE" shall mean an employee to whom an Option is granted under the Plan.

                  "PARTICIPANT" means any executive or other key employee of the Company or any Subsidiary who has been selected to participate in the Plan by the Committee.

                  "SALE OF THE COMPANY" means (i) a sale by one or more stockholders in one transaction or a series of related transactions, of equity securities representing more than fifty percent (50%) of the aggregate voting power of shares entitled to vote in the election of directors, or (ii) a liquidation, dissolution or other winding up of the Company.



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                  "SUBSIDIARY" means any person or entity of which the Company or Easco owns, directly or indirectly, fifty percent (50%) or more of the outstanding capital stock of such person or entity.


                                   ARTICLE III

                                 ADMINISTRATION

                  The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant stock purchase options ("Options") to Participants in such forms and amounts as it shall determine,
(iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan,
(v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted under the Plan and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other persons. All expenses associated with the administration of the Plan shall be borne by the Company.


                                   ARTICLE IV

                         LIMITATION ON AGGREGATE SHARES

                  The number of shares of Common Stock with respect to which Options may be granted under the Plan shall not exceed (i) in the aggregate, 775,592 shares, or (ii) with respect to Options granted to any Participant in any fiscal year, 213,287 shares, subject in each case to adjustment in accordance with paragraph 6.6. To the extent any Options expire unexercised or are cancelled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, such shares shall again be available under the Plan. The shares of Common Stock available under the Plan may consist of authorized and unissued shares, treasury shares or a combination thereof, as the Committee may determine.


                                    ARTICLE V

                                     AWARDS

         5.1 GRANT OF OPTIONS. The Committee may grant Options to Participants from time to time in accordance with this Article V. Options granted under the Plan may be Non-Qualified Options or Incentive Stock Options within the meaning of Section 422 of the Code or any successor provision, as specified by the Committee; provided, however, that no


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Incentive Stock Option may be granted to any Participant who, at the time of grant, owns stock of the Company (or any Subsidiary) representing more than 10% of the total combined voting power of all classes of stock of the Company (or such Subsidiary). The exercise price per share of Common Stock under each Option shall be fixed by the Committee at the time of grant of the Option and may be greater than, equal to or less than the Fair Market Value of such Common Stock on the date of grant; PROVIDED, HOWEVER, that such exercise price shall, in the case of any Incentive Stock Option, equal at least 100% of the Fair Market Value of a share of Common Stock on the date of grant. The exercise price per share of Common Stock shall be in no event be less than $5.24 per share (as adjusted pursuant to paragraph 6.5); PROVIDED, HOWEVER, that the aggregate Fair Market Value of the Common Stock (determined as of the date of Option grant) with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all stock option plans of the Company and any Subsidiaries) may not exceed $100,000. Options shall be exercisable at such time or times as the Committee shall determine; PROVIDED, HOWEVER, that to the extent necessary for this Plan to meet the requirements of Rule 16b-3, no option granted hereunder shall be exercisable for at least six months (or such other period as may be specified in said Rule) after such Option is granted. The Committee shall determine the term of each Option, which term shall not exceed ten years from the date of grant of the Option.

         5.2 MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon receipt of the following to the Secretary of the Company or the Secretary's office:

                  (a) A written notice signed by the Optionee (or other person then entitled to exercise such Option or portion), stating that such Option or portion thereof is being exercised and such notice complies with all applicable rules established by the Committee; and

                  (b)  Payment in full for the shares subject to such exercise:

                           (i)  In cash or by certified or cashier's check; or

                           (ii) In the discretion of the Committee, in shares of
                  the Company's Common Stock owned by the Optionee, or by withholding of Common Stock that would otherwise be issuable upon exercise of the Option. Previously owned shares must be duly endorsed for transfer to the Company and will be credited at the Fair Market Value on the date of delivery; or

                           (iii) In the discretion of the Committee and the
                  Company, by a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a


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                  promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law;
                  or

                           (iv) Any combination of the consideration provided in
                  the foregoing subsections (i), (ii), and (iii); or

                           (v) In the discretion of the Committee and to the
                  extent permitted by law (including then existing interpretations of Rule 16b-3) with respect to an exercise by an Optionee subject to Section 16 of the Exchange Act a "cashless exercise procedure" satisfactory to the Committee which permits the Optionee to deliver an exercise notice to a broker-dealer, who then sells the Option shares, delivers the exercise price and withholding taxes to the Company and delivers the excess funds less commission and withholding taxes to the Optionee; and

                  (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                  (d) Appropriate proof of the right of such person or persons to exercise the option or portion thereof in the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee; and

                  (e) Full payment of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option. In the discretion of the Committee, (i) shares of the Company's Common Stock owned by the Employee duly endorsed for transfer or (ii) shares of the Company's Common Stock issuable to the Employee upon exercise of the Option, valued at their Fair Market Value as of the date of exercise, may be used to make all or part of such payment.

         5.3 [Deleted]

         5.4 GENERAL CONDITIONS AND LIMITATIONS ON EXERCISE. At the discretion of the Committee, Options may be made exercisable, in one or more installments, upon (i) the happening of certain events, (ii) the passage of a specified period of time, (iii) fulfillment of certain conditions, or (iv) the achievement by the Company or any Subsidiary of certain performance goals. In the event of a Sale of the Company, the Committee may provide, in its discretion, that the outstanding Options shall become immediately exercisable and that such Options shall terminate if not exercised as of the date of the Sale of the Company or any other designated date or that such Options shall thereafter represent only the right to receive the excess of the consideration per share of Common Stock offered in such Sale of the Company over the exercise price of such Options. The Committee may make such


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determinations and adopt such rules and conditions as it deems appropriate to ensure that any resulting exercise with respect to any accelerated installment is conditioned upon the consummation of the contemplated corporate transaction.

         5.5 LIMITATION ON EXERCISABILITY OF INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by
Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.5, the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

         5.6 EXPIRATION.

                 (A) NORMAL EXPIRATION. In no event shall any part of any Option be exercisable after the stated date of expiration thereof.

                  (B) EARLY EXPIRATION UPON TERMINATION OF EMPLOYMENT. Except as otherwise provided by the Committee at the time of grant of such Options or by any option agreement entered into pursuant to paragraph 6.1, upon termination for any reason of a Participant's employment by the Company and its Subsidiaries, all Options or portions thereof held by such Participant that are not vested and exercisable on the date of such termination shall expire and be forfeited as of such date and all vested Options held by such Participant shall expire to the extent not theretofore exercised on the first anniversary of the date of such termination.

                                   ARTICLE VI

                               GENERAL PROVISIONS

         6.1 WRITTEN AGREEMENT. Each Option granted hereunder shall be embodied in a written option agreement which shall be signed by the Participant to whom the Option is granted and shall be subject to the terms and conditions set forth herein and therein. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

         6.2 LISTING, REGISTRATION AND LEGAL COMPLIANCE. If at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of Options or the purchase or issuance of shares thereunder, no Options may be granted or exercised, in whole or in


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part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other persons subject to Section 16 of the Exchange Act, the Committee may at any time impose any limitations upon the exercise of Options that, in the Committee's discretion, are necessary or desirable in order to comply with such
Section 16 and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

         6.3 NONTRANSFERABILITY. No Options, or interest under this Plan or part thereof shall be liable for the debts, contracts or engagements of any Optionee or their respective successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; PROVIDED, HOWEVER, that nothing in this
Section 6.3 shall prevent transfers by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder. If and only to the extent transfers of Options are otherwise permitted without adversely affecting the status of the Plan under Section 16 of the Exchange Act or the Code and without requiring any vote of the stockholders of the Company, the Committee may, in its discretion, provide in any Option Agreement, or authorize the amendment of any existing Option Agreement, for such permitted transfers.

         6.4 TRANSFER RESTRICTIONS. To the extent required for compliance of the Plan with any applicable provisions of Rule 16b-3, shares acquired from exercise of any Option under this Plan may not be sold or otherwise transferred for at least six months (or such other period as provided in such Rule) after such acquisition.

         6.5 WITHHOLDING OF TAXES. The Company and any Subsidiary may, if necessary or desirable, withhold from any amounts due and payable by the Company or any Subsidiary to any Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Company or any Subsidiary with respect to any issuance or exercise of Options granted under the Plan to such Participant, and the Company may defer such issuance or exercise unless indemnified to its satisfaction against the payment of any such amount.

         6.6 ADJUSTMENTS. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Committee may, in order to prevent the dilution or enlargement of rights under outstanding


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Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be appropriate and equitable.

         6.7 RIGHTS OF PARTICIPANTS. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time (with or without cause), or confer upon any Participant any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive such Participant's current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

         6.8 AMENDMENT, SUSPENSION AND TERMINATION OF PLAN. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of the NASD or any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby, except as provided below. No Options shall be granted hereunder after December 17, 2003.

         6.9 AMENDMENT AND CANCELLATION OF OUTSTANDING OPTIONS. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that, except as expressly contemplated elsewhere herein or in any agreement evidencing such Option, no such amendment or modification shall impair the rights of any Participant under any outstanding Option without the consent of such Participant.

         6.10 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid by them in settlement thereof, and for advancement of expenses upon request of the members of the Committee prior to disposition of any such matter (subject to any undertaking required by law) to the full extent permitted by law.

         6.11 LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED COMPENSATION. Notwithstanding any other provision of this Plan, any Option awarded to a key Employee who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule, and this Plan shall be deemed


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amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

         6.12 EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.



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